UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2024

CNB FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	001-39472	25-1450605
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 South Second Street

PO Box 42

Clearfield, Pennsylvania 16830

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (814) 765-9621

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	CCNE	The NASDAQ Stock Market LLC
Depositary Shares (each representing a 1/40th interest in a share of 7.125% Series A Non-Cumulative, perpetual preferred stock)	CCNEP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Amendment to Articles of Incorporation

As described belw in Item 5.07 of this Current Report on Form 8-K, on April 16, 2024, at the 2024 Annual Meeting of Shareholers (the “Annual Meeting”), the shareholders of CNB Financial Corporation (the “Corporation”) voted, among other things, to approve an amendment (the “Charter Amendment”) to the Corporation’s Second Amended and Restated Articles of Incorporation (the “Articles of Incorporation”) to grant the Corporation’s Board of Directors (the “Board”) the concurrent right to amend the Corporation’s Second Amended and Restated Bylaws (the “Bylaws”), provided that (i) shareholder ratification of any amendment to the Byalws that adversely affects the rights of shareholders is required before such amendment takes effect, (ii) any provision of the Bylaws amended or adopted by the Corporation’s shareholders may only be amended or repealed by the shareholders, and (iii) any provision of the Bylaws amended or adopted by the Board may be amended or repealed by the shareholders.

The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amended and Restated Articles of Incorporation of the Corporation, which is attached to this report as Exhibit 3.1 and is incorporated herein by reference.

The Charter Amendment became effective upon the filing and acceptance of the Third Amended and Restated Articles of Incorporation with the Pennsylvania Department of State on April 18, 2024.

Amendment to Bylaws

Following approval of the Charter Amendment by the Corporation’s shareholders, on April 16, 2024, the Board approved an amendment to the Bylaws to reflect the Board’s concurrent right to amend the Bylaws (the “Bylaws Amendment”). The Bylaws Amendment is consistent with the Charter Amendment and grants the Board the concurrent right to amend the Bylaws, provided that (i) shareholder ratification of any amendment to the Byalws that adversely affects the rights of shareholders is required before such amendment takes effect, (ii) any provision of the Bylaws amended or adopted by the Corporation’s shareholders may only be amended or repealed by the shareholders, and (iii) any provision of the Bylaws amended or adopted by the Board may be amended or repealed by the shareholders. The Bylaws Amendment became effective immediately following effectiveness of the Charter Amendment on April 18, 2024.

The foregoing description of the Bylaws Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amended and Restated Bylaws of the Corporation, which is attached to this report as Exhibit 3.2 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders

On April 16, 2024, the Corporation held its Annual Meeting at which the Corporation’s shareholders considered the following proposals: (i) to elect four Class 3 directors; (ii) to approve the Charter Amendment; (iii) to vote on a non-binding advisory resolution on the Corporation’s compensation program for its named executive officers; and (iv) to ratify the appointment of FORVIS, LLP as the Corporation’s independent registered public accounting firm for the year ending December 31, 2024. The proposals are described in detail in the Corporation’s Definitive Proxy Statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on March 8, 2024. The final results for the votes regarding each proposal are set forth below.

Election of Class 3 Directors

At the Annual Meeting, the following persons were duly elected as Class 3 directors, to serve until the Corporation’s 2027 Annual Meeting of Shareholders:

	Michael Obi	Michael D. Peduzzi	Joel E. Peterson	Richard B. Seager
For	13,235,764	13,670,516	13,142,282	12,719,997
Against	651,999	238,885	775,009	1,190,484
Abstentions	81,314	59,675	51,784	58,595
Broker Non-Votes	2,025,944	2,025,945	2,025,946	2,025,945

Charter Amendment

At the Annual Meeting, the Corporation’s shareholders voted to approve the Charter Amendment, as described above in Item 5.03 of this Current Report on Form 8-K. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,668,925	1,174,413	125,738	2,025,945

Advisory Vote to Approve Named Executive Officer Compensation

At the Annual Meeting, the Corporation’s shareholders approved, by non-binding advisory vote, the compensation paid to the Corporation’s named executive officers. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,586,047	224,102	158,926	2,025,946

Ratification of FORVIS, LLP as the Corporation’s Independent Registered Public Accounting Firm

At the Annual Meeting, the Corporation’s shareholders ratified the appointment of FORVIS, LLP as the Corporation’s independent registered public accounting firm for the year ending December 31, 2024. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,847,137	99,985	47,899	—

The results reported above are final voting results.

Item 9.01.	Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Description

3.1	Third Amended and Restated Articles of Incorporation of CNB Financial Corporation

3.2	Third Amended and Restated Bylaws of CNB Financial Corporation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNB FINANCIAL CORPORATION

Date: April 18, 2024	By:	/s/ Tito L. Lima
Tito L. Lima
Treasurer